                                                                                            Exhibit 10.35

AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT

This Amendment dated November 22, 2006 hereby amends the Employment Agreement dated November 8, 2004, by and between SpeechSwitch, Inc., a New Jersey corporation, f/k/a iVoice Technology 3, Inc., (hereinafter referred to as the "Company"), having an office at 750 Highway 34, Matawan, New Jersey 07747 and Bruce Knef, having his office at 750 Rt. 34, Matawan, NJ 07747 (hereinafter referred to as the "Executive").

W I T N E S S E T H :

WHEREAS, the Company and the Executive mutually desire to amend the Employment Agreement; and

WHEREAS, the Employment Agreement dated November 8, 2004 and amended on July 25, 2005 provided for the Expiration Date to occur on November 7, 2005; and

WHEREAS, the Company and the Executive mutually have agreed to extend this Employment Agreement for an additional year through November 7, 2007, as well as provide an increase in the compensation paid to the Executive;

NOW, THEREFORE, in consideration of the premises, the parties agree as follows:

1. The Employment Agreement dated November 8, 2004, amended on July 25, 2005 and amended on May 11, 2006 shall hereby be amended whereby Section 2 shall be amended by replacing the date “November 7, 2005” with the date “November 7, 2007”.

2. The Employment Agreement dated November 8, 2004, amended on July 25, 2005 and amended on May 11, 2006 shall hereby be amended whereby a new subparagraph 5(c) shall be added to the Employment Agreement and shall read as follows:

5. Compensation

(c) Additional Compensation. The Executive shall receive additional compensation totaling Fifteen Thousand Dollars ($15,000) annually payable in quarterly disbursements of the Company’s Class A Common Stock issued under the 2005 Directors’ and Officers’ Stock Incentive Plan (the “Plan”). Shares issuable under the Plan have been registered under the Securities Act of 1933, as amended, on Form S-8.

3. All other terms of the Employment Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date written below.

SpeechSwitch, Inc.                                              Bruce Knef

By: /s/ Jerome Mahoney                                            By: /s/ Bruce Knef

Title:__________________

Date:__________________                                    Date:__________________

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